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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported): August 13, 1996


                             THE TJX COMPANIES, INC.
               (Exact name of registrant as specified in charter)


         DELAWARE                             1-4908                         04-2207613
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
(State or other jurisdiction          (Commission File Number)            (I.R.S. Employer
     of incorporation)                                                    Identification No.)
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770 Cochituate Road, Framingham, MA                               01701
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(Address of principal executive offices)                        (Zip Code)



       Registrant's telephone number, including area code: (508) 390-2626


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ITEM 5.   OTHER EVENTS.

     A copy of the Standby Agreement (the "Standby Agreement") dated as of August 13, 1996 among Registrant and Salomon Brothers Inc (the "Purchaser"), relating to the issuance and sale, at the option of the Registrant, of up to 3,180,723 shares of its Common Stock, $1.00 par value, pursuant to Registrant's
Registration Statement on Form S-3 (No. 333-5501), is filed as an exhibit hereto. Also filed as an exhibit hereto is a copy of the Notice of Redemption dated August 13, 1996 of Registrant to the holders of record of its $3.125
Series C Cumulative Convertible Preferred Stock (the "Notice of Redemption").

ITEM 7.   EXHIBITS.

1.        Standby Agreement.

20.       Notice of Redemption.



                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 THE TJX COMPANIES, INC.


                                 By: /s/Donald G. Campbell
                                     ----------------------------------------
                                     Name:  Donald G. Campbell
                                     Title:  Executive Vice President-Finance


Date:  August 13, 1996



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                                  EXHIBIT INDEX



Exhibit No.           Description of Exhibits
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     1.               Standby Agreement dated August 13, 1996.


    20.               Notice of Redemption dated August 13, 1996.